UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2016

ARCHROCK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

(281) 836-8000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Incentive Program for 2016

On February 18, 2016, the compensation committee of the board of directors of Archrock, Inc. (the “Archrock compensation committee”) adopted a short-term incentive program (the “2016 Incentive Program”) to provide the short-term cash incentive compensation element of Archrock’s and our total direct compensation program for this year.  The Archrock compensation committee set the cash incentive target under the 2016 Incentive Program for each of the following individuals, our named executive officers (the “Named Executive Officers”), as a specified percentage of his respective base salary:

Executive Officer	Title	2016 Cash Incentive Target (% of base salary)
D. Bradley Childers	President and Chief Executive Officer	110
David S. Miller	Senior Vice President and Chief Financial Officer	70
Robert E. Rice	Senior Vice President	70
Donald C. Wayne	Senior Vice President and General Counsel	65

Each Named Executive Officer’s potential cash incentive payout ranges from 0% to 200% of his respective target, as may be adjusted by the Archrock compensation committee in its discretion.  In addition, the Archrock compensation committee has the discretion to increase each individual’s actual bonus payment above 200% of his respective target.

Actual payouts under the 2016 Incentive Program will be based on the Archrock compensation committee’s assessment of Archrock’s performance for 2016 relative to one or more of the following performance indicators, as well as such other factors or criteria that the Archrock compensation committee in its discretion deems appropriate:

•      Financial and operational performance, including operating cash flow, operating horsepower and a consolidated debt ratio;

•      Safety, to be assessed by specific corporate and group metrics, including the incident rate for recordable injuries;

•      Service quality, to be assessed by various group metrics, including equipment service availability; and

•      People, to be assessed by successful implementation of various group initiatives intended to optimize and enhance company culture.

The Archrock compensation committee intends to award performance-based short-term incentive compensation under the 2016 Incentive Program based on its assessment of: (i) for all Named Executive Officers, overall Archrock company financial and operating performance, including operating cash flow, operating horsepower and a consolidated debt ratio, (ii) for each Named Executive Officer other than Messrs. Childers and Miller, each officer’s operating unit performance relative to the performance indicators, (iii) each Named Executive Officer’s individual contribution toward Archrock’s company and/or operating unit performance, including his demonstrated leadership and implementation of Archrock’s business strategy, (iv)  the recommendations of our Chief Executive Officer (other than with respect to himself), and (v) any other factors or criteria that the Archrock compensation committee may choose to consider, in its discretion. No specific weight will be given to any of these factors. The Archrock compensation committee has reserved the right to modify the list of performance indicators, as well as target levels of one or more of these indicators, in its discretion based on internal and external developments during the course of 2016.

Pursuant to the terms of an omnibus agreement between us, our general partner, Archrock and others (the “Omnibus Agreement”), we will reimburse Archrock for that portion of our Named Executive Officers’ compensation, including any 2016 short-term incentive compensation awarded under the 2016 Incentive Program, allocated to us.

Adoption of Phantom Unit Award Notice

On February 18, 2016, the compensation committee (the “Committee”) of the board of directors of Archrock GP LLC, the general partner of Archrock General Partner, L.P., the general partner of Archrock Partners, L.P., adopted a form of Award Notice and Agreement for Phantom Units with DERs (the “Phantom Unit Award Notice”), which sets forth the terms for grants to officers and employees of our phantom units with tandem distribution equivalent rights (“DERs”) under the Archrock Partners, L.P. Long-Term Incentive Plan (the “Plan”).  Among other things, the Phantom Unit Award Notice provides for (i) notice of the amount and vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death or disability, (iii) forfeiture of the unvested portion of the award in the event of the grantee’s termination of employment other than as a result of death or disability, (iv) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment by the company without cause, by the grantee for good reason or due to the grantee’s death or disability, in each case, within 18 months following a change of control, (v) payment of the phantom units, in the Committee’s discretion, in our common units, a lump sum in cash equal to the fair market value of our common units on the vesting date, or a combination of the two and (vi) non-transferability of the award prior to vesting.  Awards granted under the Phantom Unit Award Notice vest one-third per year over a three-year period, subject to continued service through each vesting date.

The foregoing summary is qualified in its entirety by reference to the Phantom Unit Award Notice, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Director Unit Award Notice

On February 18, 2016, the Committee adopted a form of Award Notice and Agreement for Unit Award for Non-Employee Directors (the “Director Unit Award Notice”), which sets forth the terms for grants to non-employee directors of our common units under the Plan. In connection with the receipt of an award under a Director Unit Award Notice, the grantee must agree to abide by specified confidentiality, non-solicitation and non-competition covenants.

The foregoing summary is qualified in its entirety by reference to the Director Unit Award Notice, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Archrock Partners, L.P. Award Notice and Agreement for Phantom Units with DERs
10.2	Form of Archrock Partners, L.P. Award Notice and Agreement for Unit Award for Non-Employee Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK PARTNERS, L.P.

	By:	Archrock General Partner, L.P., its general partner

	By:	Archrock GP LLC, its general partner

/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

Date: February 24, 2016

Exhibit Index

Exhibit No.	Description
10.1	Form of Archrock Partners, L.P. Award Notice and Agreement for Phantom Units with DERs
10.2	Form of Archrock Partners, L.P. Award Notice and Agreement for Unit Award for Non-Employee Directors